EXHIBIT 99.20

Edge Mortgage Advisory Company, LLC (“EdgeMAC”) Executive Summary

EXECUTIVE SUMMARY

Verus 2019-4

Description of the due diligence performed

Overview of the assets that were reviewed

Edge Mortgage Advisory Company, LLC (“EdgeMAC”) performed an independent third-party due diligence review of 65 loans originated by a correspondent lender and acquired by VMC Asset Pooler, LLC or its affiliates (the “Client”). The review consisted of non-qualified mortgage and business purpose loans. The loans were reviewed on behalf of such party or an affiliate of the Client, of which the review results disclosed to an affiliate of the Client by a reliance letter. The review was performed between April 2019 and August 2019.

Sampling of assets

EdgeMAC follows the nationally recognized statistical rating organizations, NRSRO(s), criteria. For all originators, EdgeMAC performed a review on 100% of the loans. The loan population was 65 loans for an aggregate principal balance of $16,746,991.00.

The review was conducted in accordance with the following NRSRO(s) Third Party Due Diligence Criteria:

Identity of NRSRO	Title and Date of Criteria
S&P Global Ratings	Methodology And Assumptions For Rating U.S. RMBS Issued 2009 and Later, February 22, 2018
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2017

Data integrity and methodology

EdgeMAC performed data integrity analysis on all loans in the sample by comparing the information supplied on the data tape against the source documents in the loan file. All discrepancies are reported on the Final Tape Compare Report.

The data comparison consisted of the following data fields:

Data Comparison Fields
Amortization Term
Appraisal Value
Borrower First Name
Borrower Last Name
Borrower Self-Employed
Borrower SSN
Co Borrower 1 Self-Employed
Co-Borrower 1 SSN
Coborrower 1 First Name
Coborrower 1 Last Name
Doc Type
First Payment Date
First Rate Adjustment Date
FTHB Flag
Initial Rate Adjustment Period
Interest Only Flag

Interest Only Months
Interest Rate Initial Cap
Interest Rate Life Cap
Interest Rate Life Ceiling
Interest Rate Periodic Cap
Interest Rate Rate Change Frequency
Interset Rate Life Floor
Investor Qualifying DSCR
Investor Qualifying DTI
Lien Position
Loan Purpose
Loan Type
Margin
Maturity Date
MERS Min Number
Note Date
Number of Units
Occupancy Type
Original CLTV
Original Interest Rate
Original Loan Amount
Original LTV
Original P&I
Original Term
Prepayment Flag
Prepayment Term
Property City
Property State
Property Street Address
Property Type
Property Zip
QM Designation
Qualifying Credit Score
Sales Price

Underwriting Conformity

EdgeMAC performed a complete review of all loan files, as supplied by the Client, to determine whether the loans were originated in accordance with the Client’s underwriting guidelines, eligibility requirements, Ability to Repay (ATR), Qualified Mortgage and Appendix Q requirements (where applicable), and applicable Policies & Procedures, noting any exceptions and compensating factors. The review included, where applicable, the following items:

Conformance to Ability to Repay (ATR) standards – EdgeMAC reviewed each loan to validate that the underwriter correctly assessed the borrower’s ability to repay based on employment and credit/repayment history, income and assets, projected monthly payment and current obligations, debt to income ratio, and other information provided to support ability to repay prior to originating the loan.

An evaluation of Qualified Mortgage and Appendix Q requirements, if applicable – Based on the information provided, EdgeMAC will review each loan to determine that it satisfies all requirements for a Qualified Mortgage, if designated as such, including an evaluation of points of fees, risk factors associated with the loan terms, re-calculation of debt to income and a review of all income and assets.

Credit, Income, Assets and Employment

A.	Validate that the appropriate employment and income documentation, such as pay stubs, tax transcripts, and bank statements, was provided and used to accurately qualify the borrower according to guidelines. Recalculate the borrower’s income and debt to determine the appropriate debt to income ratio in accordance with the guidelines. Validate borrower’s employment history and confirm that the appropriate income and assets were used to qualify. Make a reasonable assessment of whether there are any indications that income documentation may be fraudulent.
B.	Validate that assets used to qualify the borrower match the documentation in the file and the information used to calculate down payment, closing costs, and reserves meet program guideline requirements.
C.	Review exceptions, compensating factors and underwriter comments, if available.
D.	Review program guidelines against the loan approval for discrepancies such as:
1.	Employment requirements;
2.	Income requirements;
3.	Asset requirements
E.	Review the loan approval against all supporting documentation and loan application to verify accuracy
F.	Review the initial loan application against the final loan application or other loan applications found in the file to validate the application was signed, properly completed and to expose discrepancies.
G.	Confirm that credit report(s) and verification of mortgage or rental history, when required, have been provided for all borrowers/guarantors, are consistent with loan approval, and meet guideline requirements. Verify whether any fraud alerts are listed on the credit reports and make a reasonable assessment of whether the borrower’s profile adheres to applicable guidelines.
H.	Review the loan file for inconsistencies based on information derived from source documentation provided in the loan file, for the purposes of identifying misrepresentations contained in the loan file, including with respect to occupancy and mortgage liabilities.

Occupancy, Taxes, Title and Insurance

A.	Review source documents for consistency with regard to subject property occupancy intent.
B.	Review the title report for possible judgments and other liens that may have existed upon origination; verify chain of title, as required by guidelines.
C.	Verify and validate the file contains sufficient property insurance coverage as required by guidelines; confirm property insurance policy contains appropriate mortgagee clause. For subject properties located in a Special Flood Hazard Area where flood insurance is required, verify and validate the file contains sufficient flood insurance coverage as required by guidelines and that flood insurance policy contains appropriate mortgagee clause.
D.	Review property details on appraisal including a review for ineligible properties.
E.	Verify that Business Purpose Affidavit and Occupancy Affidavit, if applicable, were executed by the borrowers/guarantors and confirm that document addresses are consistent with subject property address and do not match the primary residence address.

Property Valuation Review

EdgeMAC performed a standard property valuation Desktop Review on all loans to ensure the original property valuation in the loan file supports the subject property and to determine whether there are any indicators of misrepresentation. The evaluation included the following components:

A.	Review the original appraisal report to ensure the valuation was performed by a licensed appraiser and in accordance with guidelines,
B.	Verify subject property type meets applicable guidelines,
C.	Validate that the values used do not exceed 6 months in age,
D.	Note any exceptions to stated value or appraisal guidelines,
E.	Verify value used to calculate LTV/CLTV and note any deviations,

F.	Verify the appraisal report matches loan documents, and
G.	Review additional valuation products in the file; if there is a 10% variance, Client is notified and an additional independent valuation product will be obtained.

Regulatory Compliance Review

EdgeMAC’s Regulatory Compliance analysis is intended to expose certain potential risk associated with the loans examined. It is strictly limited to the review scope outlined below and is based solely on the accuracy of the documentation and data supplied by the Client or other agreed upon third parties. The review findings are not guaranteed to encompass all critical elements related to the underwriting, origination or regulatory compliance status of the loans examined. Further, the findings are not to be construed as guidance on future indicators of positive or negative performance.

EdgeMAC performed a review of all loans supplied by the Client to verify all documentation provided is complete and complies with all applicable federal and state regulatory requirements, in addition to following the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the “SFIG Compliance Review Scope”) and the advice of outside counsel. In addition, EdgeMAC utilizes the ComplianceAnalyzer tool by ComplianceEase. EdgeMAC’s conclusions are representative of our best efforts to identify material risks and exceptions associated with each loan based on interpretation of the continually evolving regulations.

EdgeMAC does not employ personnel who are licensed to practice law in the various jurisdictions and the findings set forth in the reports prepared by EdgeMAC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to EdgeMAC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the clients that have engaged EdgeMAC to prepare their reports pursuant to their instructions and guidelines. Client acknowledges and agrees that the scoring models applied by EdgeMAC are designed to identify potential risk and the Client assumes sole responsibility for determining the suitability of the information for its particular use.

EdgeMAC reviewed each loan to validate compliance with the following federal and state regulatory requirements, whenever applicable.

A.	Truth In Lending Act - 12 CFR §1026 (“TILA”)
1.	Federal TILA
a.	Finance Charge Test (12 CFR §1026.18(d)(1)
i.	It is understated by no more than $100; or
ii.	It is greater than the amount required to be disclosed
b.	Rescission Finance Charge Test (12 CFR §1026.23(h)(2)i)
i.	It is understated by no more than $35; or
ii.	It is greater than the amount required to be disclosed
iii.	Rescission Total of Payments Test (12 CFR §1026.23(h)(2)(ii)
iv.	Is understated by no more than $35; or
v.	Is greater than the amount required to be disclosed
c.	Foreclosure Rescission Finance Charge and Total of Payments Tests(12 CFR §1026.23(h)
d.	APR Test 12 CFR §1026.22(a)(2), (4)
i.	The disclosed annual percentage rate (APR) is considered accurate because it is not more than 1/8 of 1 percentage (for regular transactions) or 1/4 of 1 percentage (for irregular transactions) point above or below the APR as determined in accordance with the actuarial method; or
ii.	The disclosed APR results from the disclosed finance charge, and the disclosed finance charge is considered accurate under §1026.18(d)(1) (the finance charge test), or for purposes of rescission the disclosed finance charge is considered accurate under §1026.23(g) or (h) (the rescission finance charge test or the foreclosure rescission finance charge test), whichever applies
e.	Right of Rescission Test (12 CFR §1026.23(a)(3), §1026.15(a)(3),
i.	The funding date is not before the third business day following consummation
ii.	The consumer may exercise the right to rescind until midnight of the third business day following consummation
iii.	Validate Right of Rescission Notice was provided and provides the correct date for ability to cancel

f.	Dual Broker Compensation Test (12 CFR §1026.36(d)(2)
i.	If any loan originator receives compensation directly from a consumer in a consumer credit transaction secured by a dwelling, no loan originator shall receive compensation, directly or indirectly, from any other person other than the consumer in connection with the transaction for loan origination activities
g.	Loan Originator Credits Test (12 C.F.R. §1026.36(d)(1))
i.	Test that the initial disclosure (GFE/TIL/LE) does not contain any broker fees paid by the broker
h.	Financing of Single Premium Credit Insurance Test (12 CFR §1026.36 (i))
i.	A creditor may not finance, directly or indirectly, any premiums or fees for credit insurance in connection with a consumer credit transaction secured by a dwelling (including a home equity line of credit secured by the consumer's principal dwelling
2.	Initial TIL Disclosure (Pre-TRID)
a.	Initial TIL Disclosure Date Test (12 CFR §1026.17(b),1026.19(a)
i.	The loan is a mortgage transaction subject to the Real Estate Settlement Procedures Act (12 U.S.C. §2601 et seq.) that is secured by the consumer's dwelling; and
ii.	The initial TIL disclosure date is not later than the third business day (counting days on which the creditor's offices are open to the public for carrying on substantially all of its business functions) after the creditor receives the consumer's written application; and
iii.	The initial TIL disclosure date is not later than the seventh business day (counting all calendar days except Sunday and specified legal public holidays) before consummation of the transaction, or the application date of the loan is before July 30, 2009; and
iv.	The loan is a "residential mortgage transaction" subject to the Real Estate Settlement Procedures Act (12 U.S.C. §2601 et seq.); and
v.	The initial TIL disclosure date is before consummation or three business days after the creditor receives the consumer's written application, whichever is earlier
3.	TILA RESPA Integrated Disclosures (TRID)
a.	Initial Loan Estimate Delivery Date Test (from application) (12 CFR §1026.19(e)(1)(iii)(A))
i.	The creditor shall deliver or place in the mail the disclosures required under §1026.19(e)(1)(i) (provision of loan estimate form) not later than the third business day after the creditor receives the consumer's application
b.	Initial Loan Estimate Delivery Date Test (prior to consummation) (12 CFR §1026.19(e)(1)(iii)(B))
i.	The creditor shall deliver or place in the mail the disclosures required under §1026.19(e)(1)(e)(1)(i) (provision of loan estimate form) not later than the seventh business day before consummation of the transaction
c.	Written List of Service Providers (SSPL) Disclosure Date Test (12 CFR §1026.19(e)(1)(vi))
i.	If the consumer is permitted to shop for a settlement service, the creditor shall provide the consumer with a written list identifying available providers of that settlement service and stating that the consumer may choose a different provider for that service. The creditor must identify at least one available provider for each settlement service for which the consumer is permitted to shop. The creditor shall provide this written list of settlement service providers separately from the disclosures required by §1026.19(e)(1)(e)(1)(i) but in accordance with the timing requirements in §1026.19(e)(1)(e)(1)(iii)
d.	Your Home Loan Toolkit (§1026.19)
i.	Verify there is evidence that the disclosure was provided to the borrower
ii.	Validate Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application
e.	Borrowers Intent to Proceed (§1026.19); (§1026.25)
i.	Verify there is evidence in the file indicating the borrowers intent to proceed
ii.	If the lender documents the borrowers intent to proceed on a standalone disclosure, validate the borrower signed and dated the disclosure
f.	Revised Loan Estimate Delivery Date Test (prior to consummation) (12 CFR §1026.19(e)(4)(ii))
i.	The creditor shall not provide a revised version of the disclosures required under §1026.19(e)(1)(i) on or after the date on which the creditor provides the disclosures required under §1026.19(f)(1)(i). The consumer must receive a revised version of the disclosures required under §1026.19(e)(1)(i) not later than four business days prior to consummation. If the revised version of the disclosures required §1026.19(e)(1)(i) is not provided to the consumer in person, the consumer is considered to have received such version three business days after the creditor delivers or places such version in the mail

g.	Valid Change of Circumstances Test
i.	The changed circumstance(s) form was provided and the reason for re-disclosure is:
a.	Changed circumstance affecting settlement charges; or
b.	Changed circumstance affecting eligibility; or
c.	Revisions requested by the consumer; or
d.	Expiration of initial loan estimate; or
e.	Delayed settlement date on a construction loan for new construction transactions only; or
f.	The date the rate was set was not provided and Interest rate dependent charges change once the interest rate is locked;" or
g.	The reason for re-disclosure is "Decrease in charges affecting settlement or eligibility, a consumer-requested revision, or other non-tolerance-related re-disclosure;" or
h.	The initial loan estimate was not delivered timely
h.	Initial Closing Disclosure Delivery Date Test (12 CFR §1026.19(f)(1)(ii))
i.	The creditor shall ensure that the consumer receives the disclosures required under paragraph §1026.19(f)(1)(i) no later than three business days before consummation
i.	Revised Closing Disclosure Delivery Date Test (waiting period vs. no waiting period required) (12 CFR §1026.19(f)(2)(i) & (ii))
i.	If the disclosures provided under §1026.19(f)(1)(i) become inaccurate before consummation, the creditor shall provide corrected disclosures reflecting any changed terms to the consumer so that the consumer receives the corrected disclosures at or before consummation
ii.	If the consumer determines that the extension of credit is needed to meet a bona fide personal financial emergency, the consumer may modify or waive the three-business-day waiting period for the revised closing disclosure after receiving the disclosures
j.	TRID Tolerance Testing - Charges That Cannot Increase Test (12 CFR §1026.19(e)(3)(i))
i.	An estimated closing cost disclosed pursuant to §1026.19(e) is in good faith if the charge paid by or imposed on the consumer does not exceed the amount originally disclosed under §1026.19(e)(1)(i)
k.	TRID Tolerance Testing - Charges That in Total Cannot Increase More Than 10% Test (12 CFR §1026.19(e)(3)(ii))
i.	The aggregate amount of charges for third-party services and recording fees paid by or imposed on the consumer does not exceed the aggregate amount of such charges disclosed under §1026.19(e)(1)(i) by more than 10 percent
l.	TRID Tolerance Testing - Lender Credits That Cannot Decrease Test (12 CFR §1026.19(e)(3)(i))
i.	An estimated closing cost disclosed pursuant to §1026.19(e) is in good faith if the charge paid by or imposed on the consumer does not exceed the amount originally disclosed under §1026.19(e)(1)(i)
m.	TRID Reimbursement Amount Test (12 CFR §1026.19(f)(2)(v))
i.	Refunds related to the good faith analysis. If amounts paid by the consumer exceed the amounts specified under §1026.19(e)(3)(i) or (ii), the creditor complies with §1026.19(e)(1)(i) if the creditor refunds the excess to the consumer no later than 60 days after consummation
n.	TRID Reimbursement Date Test (12 CFR §1026.19(f)(2)(v))
i.	Refunds related to the good faith analysis. If amounts paid by the consumer exceed the amounts specified under §1026.19(e)(3)(i) or (ii), the creditor complies with §1026.19(e)(1)(i) if the creditor refunds the excess to the consumer no later than 60 days after consummation
o.	Disclosure of Escrow Account (§1026.38(l)(7)
i.	If the loan indicates an escrow account will be established
a.	Verify all amounts disclosed in the Projected Payments Table are accurate (§1026.38)(c); (§1026.37(c)
b.	Verify all amounts disclosed in the Estimated Taxes, Insurance and Assessments (ETIA) are accurate (§1026.37(c)(4),(5)
c.	Verify all amounts disclosed in Section G – Initial Escrow Payment and Closing are accurate (§1026.37(g)(3)
d.	Verify all amounts disclosed in the Escrow Account Section are accurate (§1026.38(l)(7)

ii.	If the loan indicates an escrow account will not be established
a.	Verify all amounts disclosed in the Projected Payments Table are accurate (§1026.38(c); (§1026.37(c)
b.	Verify all amounts disclosed in the Estimated Taxes, Insurance and Assessments (ETIA) are accurate (§1026.37(c)(4), (5)
c.	Verify all amounts disclosed in the Escrow Account Section are accurate (§1026.38(l)(7)
p.	Disclosure of Seller Paid Closing Costs (§1026.38(t)(5)(v)(B)
i.	In transactions involving a seller, validate whether the lender disclosed all costs being paid by the seller on the borrowers Closing Disclosure
ii.	If seller paid fees are present on the borrower’s Closing Disclosure, review the seller’s Closing Disclosure or alternative documentation for accuracy of disclosure
q.	Post-consummation Event and Revised Closing Disclosure Delivery Date Test
i.	The post-consummation revised closing disclosure delivery date is not more than 60 calendar days after the consummation date, or closing / settlement date if no consummation date was provided; and
ii.	The provided reimbursement date is not more than 60 calendar days after the consummation date, or closing / settlement date if no consummation date was provided
r.	Non-numeric Clerical Error and Post-consummation Revised Closing Disclosure Delivery Date Test (12 CFR §1026.19(f)(2)(iv))
i.	A creditor does not violate §1026.19(f)(1)(i) if the disclosures provided under §1026.19(f)(1)(i) contain non-numeric clerical errors, provided the creditor delivers or places in the mail corrected disclosures no later than 60 days after consummation
s.	Loan Calculation Test on the Closing Disclosure (12 CFR §1026.38)
i.	Finance Charge
ii.	Amount Financed
iii.	Total of Payments
iv.	Total Interest Percentage
4.	Qualified Mortgage / Ability To Repay – Dodd Frank, as applicable
a.	Classification of QM designated loan, if applicable
i.	Validate whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage
ii.	Determination of conformity thresholds (Safe Harbor or Rebuttable Presumption)
b.	Negative Amortization Loan (12 CFR 1026.43(e)(2)(i)(A))
i.	A qualified mortgage is a covered transaction that provides for regular periodic payments that are substantially equal, except for the effect that any interest rate change after consummation has on the payment in the case of an adjustable-rate or step-rate mortgage, that does not result in an increase of the principal balance
c.	Interest Only Loan (12 CFR 1026.43(e)(2)(i)(B))
i.	A qualified mortgage is a covered transaction that provides for regular periodic payments that are substantially equal, except for the effect that any interest rate change after consummation has on the payment in the case of an adjustable-rate or step-rate mortgage, that does not allow the consumer to defer repayment of principal
d.	Balloon Payment Loan (12 CFR 1026.43(e)(2)(i)(C))
i.	A qualified mortgage is a covered transaction that provides for regular periodic payments that are substantially equal, except for the effect that any interest rate change after consummation has on the payment in the case of an adjustable-rate or step-rate mortgage, that does not result in a balloon payment
e.	Loan Term (12 CFR 1026.43(e)(2)(iii))
i.	A qualified mortgage is a covered transaction for which the loan term does not exceed 30 years
f.	Points and Fees (12 CFR §1026.43(e)(3))
i.	Points and fees do not exceed the qualified mortgage points and fees threshold
g.	DTI (12 CFR §1026.43(e)(2)(vi))

i.	The ratio of the consumer's total monthly debt to total monthly income at the time of consummation does not exceed 43 percent, calculated in accordance with Appendix Q
h.	Prepayment Penalty (12 CFR 1026.43(g))
i.	A covered transaction must not include a prepayment penalty unless:
a.	The prepayment penalty is otherwise permitted by law; and the transaction:
b.	Has an annual percentage rate that cannot increase after consummation;
c.	Is a qualified mortgage under paragraph (e)(2), (e)(4), or (f) of this section; and
d.	Is not a Higher Priced Mortgage Loan, as defined in § 1026.35(a)
5.	Home Ownership and Equity Protection Act – HOEPA (Sections 32)
a.	Federal HOEPA coverage (12 CFR §1026.32(a)(1)(i), (ii)
i.	Tests that the loan is/is not secured by the consumer's principal dwelling; or
ii.	Tests that the loan is/ is not an open-end credit plan; or
iii.	That the application date of the loan occurs before/ after the effective date of October 1, 1995; or
iv.	That the date the creditor received application occurs on or after January 10, 2014, the effective date of the High-Cost Mortgage amendments
b.	High-Cost Mortgage APR threshold test (12 CFR §1026.32(a)(1)(i)(A), (C))
i.	The loan is secured by a first-lien transaction, and the annual percentage rate (APR) does not exceed the Average Prime Offer Rate by more than 6.5%; or
ii.	The loan is a subordinate-lien transaction, and the annual percentage rate (APR), does not exceed the Average Prime Offer Rate by more than 8.5%
c.	High-Cost Mortgage Points and Fees Threshold Test (12 CFR §1026.32(a)(1)(ii)(A), (B))
i.	The total points and fees does not exceed allowable limits per the given loan amount
d.	High-Cost Mortgage Prepayment Penalty Threshold Test (12 CFR §1026.32(a)(1)(iii))
i.	The loan contract or open-end credit agreement does not allow the creditor to charge:
a.	A prepayment penalty more than 36 months after consummation or account opening; or
b.	Prepayment penalties that can exceed, in total, more than 2 percent of the amount prepaid
e.	High-Cost Mortgage (12 CFR §1026.32(a)(1))
f.	High-Cost Mortgage Repayment Ability Test (12 CFR §1026.34(a)(4), 1026.43)
g.	Other high-costs tests pursuant to (12 CFR §1026.32(a)(1))
i.	Timing of disclosures
ii.	Balloon payment
iii.	Negative amortization
iv.	Prepayment penalty
v.	Pre-loan counseling
vi.	Late charges
vii.	Grace period
viii.	Financing of points and fees
6.	Higher Priced Mortgage Loan – HMPL (section 35)
a.	Higher Priced Mortgage Loan test (12 CFR §1026.35(a)(1))
b.	Higher Priced Mortgage Loan required escrow account test (12 CFR §1026.35(a)(1), (b)(2)(i)(A))
c.	Higher Priced Mortgage Loan prepayment term test
d.	Higher Priced Mortgage Loan escrow account test (12 CFR §1026.35(a))
7.	Prohibited Acts – Brokers Comp
a.	Broker Compensation Test (12 CFR §1026.36(d)(2)
i.	If any loan originator receives compensation directly from a consumer in a consumer credit transaction secured by a dwelling:
a.	No loan originator shall receive compensation, directly or indirectly, from any person other than the consumer in connection with the transaction; and
b.	No person who knows or has reason to know of the consumer-paid compensation to the loan originator (other than the consumer) shall pay any compensation to a loan originator, directly or indirectly, in connection with the transaction
8.	Nationwide Mortgage Licensing System (NMLS) Tests (12 CFR §1026.36)

a.	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
b.	verify the data against the NMLSR database, as available

B.	Real Estate Settlement Procedures Act – 12 CFR §1024 (“RESPA”)
1.	Federal RESPA
a.	Homeownership Counseling Organizations Disclosure Date Test (12 CFR §1024.20(a))
i.	Not later than three business days after a lender, mortgage broker, or dealer receives an application, or information sufficient to complete an application, the lender must provide the loan applicant with a clear and conspicuous written list of homeownership counseling organizations that provide relevant counseling services in the loan applicant's location
ii.	The list of homeownership counseling organizations distributed to each loan applicant under this section shall be obtained no earlier than 30 days prior to the time when the list is provided to the loan applicant
a.	Good Faith Estimate Disclosure Test (12 CFR §1024.7)
i.	Not later than 3 business days after a loan originator (broker or lender) receives an application for a federally related mortgage loan, or information sufficient to complete an application, the loan originator must provide the applicant with a GFE
b.	Good Faith Estimate Disallowed Credit and Charge test (GFE Block 2)
i.	Looks for any amounts entered for both a loan discount fee and a yield spread premium or a lender credit
ii.	Only one charge or one credit affecting the interest rate is allowed under the new RESPA regulations
C.	Equal Credit Opportunity Act – 12 CFR §1002 (“ECOA”)
1.	ECOA Valuation Rule (12 CFR §1002.14(a)(1))
a.	Review all applicable loans for the Disclosure of Right to Receive a Copy of Appraisals. Validate if the customer(s) waived their right to receive copies of their appraisals three business days prior to consummation/account opening
b.	Review all applicable loans for proof that lender delivered copies of appraisals and other written valuations three business days before consummation (closed-end), or account opening (open-end)
c.	If the customer(s) waived their right to receive copies of their appraisals three business days prior to consummation/account opening, review the Post-Closing submission for an Acknowledgment of Receipt of Appraisal Report, or other proof that the lender provided provide the copies either at, or prior to, consummation or account opening
d.	State Specific tests (varies by state and applicability, by at a minimum includes);
i.	Consumer / Home Loan tests
ii.	High cost tests
iii.	Higher Priced Mortgage Loan tests
iv.	APR threshold tests
v.	Points and fees threshold tests
vi.	Cover loan tests
vii.	Negative Amortization tests
viii.	Prepayment tests

Document Review

EdgeMAC reviewed all mortgage loan files supplied and verified that the following documents, if applicable, were included in the file and that the data on the documents was consistent:

•	Initial Application (1003)
•	Final Application (1003)
•	Loan Approval (1008)
•	HUD1 from Sale of Previous Residence
•	Loan Estimates and Closing Disclosures
•	Sales Contract
•	Mortgage/Deed of Trust

•	Note
•	Guaranty Agreement
•	Occupancy Affidavit
•	Lease Agreements
•	Business Purpose Affidavit
•	Junior Lien Information
•	Subordination Agreement
•	Income Documentation
•	Employment Documentation
•	Asset Documentation
•	Credit Reports
•	4506T/Tax Documentation
•	Change of Circumstance Documentation
•	Disclosures: Right of Rescission, Net Tangible Benefit and FACTA
•	Appraisal Valuation Reports
•	Title/Preliminary Title
•	Flood and Hazard Insurance Policies
•	Flood Certificates

Summary of findings and conclusions of review

Below provides the summary of the review findings:

Final Overall Grade Summary

Overall	# of Mortgage Loans	% of Mortgage Loans
A	18	27.69%
B	47	72.31%
Total	65	100.00%

Credit Grade Summary

Credit	# of Mortgage Loans	% of Mortgage Loans
A	37	56.92%
B	28	43.08
Total	65	100.00%

Compliance Grade Summary

Compliance	# of Mortgage Loans	% of Mortgage Loans
A	34	52.31%
B	31	47.69%
Total	65	100.00%

Property Grade Summary

Property	# of Mortgage Loans	% of Mortgage Loans
A	65	100.00%
Total	65	100.00%

Exception Summary

Below provides a summary of the individual exceptions based on the general categories of Credit, Compliance, and Property.

Credit Exception Categories	Exception Count	Exception Grade C	Exception Grade B
Credit - General Underwriting Guideline Violation	35	0	35
Credit - Income and Assets	8	0	8
Credit - Credit	5	0	5
Total	48		48

Compliance Exception Categories	Exception Count	Exception Grade C	Exception Grade B
Compliance - Regulatory Compliance	56	0	56
Total	56		56

Property Exception Categories	Exception Count	Exception Grade C	Exception Grade B
None
Total

Data Integrity Summary

The table below provides a summary of the data compare results:

Field Name	# of Discrepancies	% Accuracy
Amortization Term	0	100.00%
Appraisal Value	0	100.00%
Borrower First Name	0	100.00%
Borrower Last Name	0	100.00%
Borrower Self-Employed	0	100.00%
Borrower SSN	0	100.00%
Co Borrower 1 Self-Employed	0	100.00%
Co-Borrower 1 SSN	0	100.00%
Coborrower 1 First Name	1	98.46%
Coborrower 1 Last Name	1	98.46%
Doc Type	44	32.31%
First Payment Date	0	100.00%
First Rate Adjustment Date	0	100.00%
FTHB Flag	1	98.46%
Initial Rate Adjustment Period	0	100.00%
Interest Only Flag	0	100.00%
Interest Only Months	0	100.00%
Interest Rate Initial Cap	0	100.00%

Interest Rate Life Cap	0	100.00%
Interest Rate Life Ceiling	0	100.00%
Interest Rate Periodic Cap	0	100.00%
Interest Rate Rate Change Frequency	0	100.00%
Interset Rate Life Floor	0	100.00%
Investor Qualifying DSCR	0	100.00%
Investor Qualifying DTI	40	38.46%
Lien Position	0	100.00%
Loan Purpose	0	100.00%
Loan Type	0	100.00%
Margin	0	100.00%
Maturity Date	0	100.00%
MERS Min Number	0	100.00%
Note Date	0	100.00%
Number of Units	1	98.46%
Occupancy Type	0	100.00%
Original CLTV	0	100.00%
Original Interest Rate	0	100.00%
Original Loan Amount	0	100.00%
Original LTV	0	100.00%
Original P&I	0	100.00%
Original Term	0	100.00%
Prepayment Flag	0	100.00%
Prepayment Term	0	100.00%
Property City	0	100.00%
Property State	0	100.00%
Property Street Address	1	98.46%
Property Type	1	98.46%
Property Zip	0	100.00%
QM Designation	0	100.00%
Qualifying Credit Score	0	100.00%
Sales Price	0	100.00%
Total	90	97.23%

General Loan Population Summary

Property State	Loan Count	% of Loans	Original Balance	% of Balance
AZ	1	1.54%	$382,000.00	2.28%
CA	14	21.54%	$4,956,440.00	29.60%
FL	32	49.23%	$7,295,951.00	43.57%
IL	1	1.54%	$142,400.00	.85%
MD	2	3.08%	$579,000.00	3.46%

MI	2	3.08%	$449,750.00	2.69%
NC	1	1.54%	$168,000.00	1.00%
NJ	3	4.62%	$891,250.00	5.32%
PA	2	3.08%	$307,000.00	1.83%
SC	1	1.54%	$173,400.00	1.04%
TN	1	1.54%	$100,000.00	.60%
TX	2	3.08%	$551,600.00	3.29%
VT	1	1.54%	$150,000.00	.90%
WA	2	3.08%	$600,200.00	3.58%
Total	65	100.00%	$16,746,991.00	100.00%

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Adjustable	43	66.15%	$12,702,541.00	75.85%
Fixed	22	33.85%	$4,044,450.00	24.15%
Total	65	100.00%	$16,746,991.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	65	100.00%	$16,746,991.00	100.00%
Total	65	100.00%	$16,746,991.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Purchase	40	61.54%	$9,623,341.00	57.46%
Refinance - cash out	24	36.92%	$6,283,650.00	37.52%
Refinance - rate and term	1	1.54%	$840,000.00	5.02%
Total	65	100.00%	$16,746,991.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
360	64	98.46%	$16,487,151.00	98.45%
480	1	1.54%	$259,840.00	1.55%
Total	65	100.00%	$16,746,991.00	100.00%

Originator Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
Non-Qualified Mortgage	30	46.15%	$8,956,409.00	53.48%
Not covered / exempt	35	53.85%	$7,790,582.00	46.52%
Total	65	100.00%	$16,746,991.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
High Rise Condo (8+ Stories)	5	7.69%	$967,150.00	5.78%
Low Rise Condo (1-4 stories)	10	15.38%	$1,927,950.00	11.51%
Mid Rise Condo (5-7 stories)	1	1.54%	$199,390.00	1.19%

PUD (Planned Unit Development)	22	33.85%	$6,328,861.00	37.79%
Single Family Detached	26	40.00%	$7,013,390.00	41.88%
Site Condo	1	1.54%	$310,250.00	1.85%
Total	65	100.00%	$16,746,991.00	100.00%

Occupancy Type	Loan Count	% of Loans	Original Balance	% of Balance
Investment Property	35	53.85%	$7,790,582.00	46.52%
Primary Residence	18	27.69%	$4,659,250.00	27.82%
Second Home	12	18.46%	$4,297,159.00	25.66%
Total	65	100.00%	$16,746,991.00	100.00%